DEBT	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
DEBT

27.	DEBT

(in thousands of $)	2015	2014
U.S. dollar denominated floating rate debt
$420.0 million term loan facility	—	190,747
$146.4 million term loan facility	—	82,675
$200.0 million term loan facility	—	81,703
$500.1 million term loan facility	500,100	—
$60.6 million term loan facility	57,999	—
$466.5 million term loan facility	248,337	162,450
Total floating rate debt	806,436	517,575
Credit lines	20	—
Total debt	806,456	517,575
Current portion of long-term debt	57,575	44,052
Long term portion of debt	748,881	473,523

The outstanding debt as of December 31, 2015 is repayable as follows:

(in thousands of $)
2016	57,575
2017	57,587
2018	57,571
2019	57,571
2020	367,157
Thereafter	208,995
806,456

$420.0 million term loan facility
This debt was assumed by Frontline 2012 as part of the consideration for the assets purchased from the Company in December 2011. This facility bore interest of LIBOR plus a margin of 2.75%. During 2015, Frontline 2012 made debt repayments of $18.7 million. In December 2015, the facility was cancelled and the outstanding balance of $172.0 million was repaid from the $500.1 million term loan facility.

$146.4 million term loan facility
This debt was assumed by Frontline 2012 as part of the consideration for the assets purchased from the Company in December 2011. This facility bore interest of LIBOR plus a margin of 2.55%. During 2015, Frontline 2012 made debt repayments of $7.8 million. In December 2015, the facility was cancelled and the outstanding balance of $74.9 million was repaid from the $500.1 million term loan facility.

$200.0 million term loan facility
This debt was assumed by Frontline 2012 as part of the consideration for the assets purchased from the Company in December 2011. This facility bore interest of LIBOR plus a margin of 2.25%. During 2015, Frontline 2012 made debt repayments of $6.9 million. In December 2015, the facility was cancelled and the outstanding balance of $74.8 million was repaid from the $500.1 million term loan facility.

$466.5 million term loan facility
During December 2014, the amount of the $136.5 million term loan facility was increased to $466.5 million such that a further ten tranches of $33.0 million, each for a LR2 tanker newbuilding, could be drawn. The repayment schedule was amended to installments on a quarterly basis, in an amount of $0.4 million for each MR product tanker and $0.4 million for each LR2 tanker with a balloon payment on the final maturity date in April 2021. In addition the loan margin and commitment fee were amended to 2.05% and 0.82%, respectively. In December 2015, the loan margin was reduced to 1.90%. During 2015, $99.0 million was drawn down on delivery of three LR2 tankers and $13.1 million was repaid. The available, undrawn amount at December 31, 2015 was up to $198.0 million.

$60.0 million term loan facility
In June 2014, the Company entered into a $60.0 million term loan facility to partially finance two Suezmax newbuildings. This facility bore interest of LIBOR plus a margin of 2.5% and originally matured in July 2017. In December 2015, the facility was cancelled and the outstanding balance of $56.0 million was repaid from the $500.1 million term loan facility.

$60.6 million term loan facility
In March 2015, Frontline 2012 entered into a $60.6 million term facility to fund the purchase of two second hand vessels. The loan has a term of five years and carries interest at LIBOR plus a margin of 1.80%. Repayments are made on a quarterly basis, each in an amount $0.9 million, with a balloon payment on the final maturity date in March 2021.The facility is fully drawn down as of December 31, 2015.

$500.1 million term loan facility
In December 2015, subsidiaries of the Company signed a new $500.1 million senior secured term loan facility with a number of banks, which matures in December 2020 and carries an interest rate of LIBOR plus a margin of 1.9%. The proceeds of this new facility were used to refinance the $420.0 million, $200.0 million, $146.4 million and $60.0 million term loan facilities with an aggregate outstanding balance of $377.7 million and to repay outstanding amounts owed to Ship Finance of $112.7 million. This facility is secured by six VLCCs and six Suezmax tankers. Repayments are made on a quarterly basis, each in an amount $9.5 million, with a balloon payment on the final maturity date in December 2020. The facility is fully drawn down as of December 31, 2015.

The Company's loan agreements contain loan-to-value clauses, which could require the Company to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements contains certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital and a value adjusted equity covenant. Restricted cash does not include cash balances of $40.3 million (2014: $28.1 million), which are required to be maintained by the financial covenants in our loan facilities, as these amounts are included in "Cash and cash equivalents". Failure to comply with any of the covenants in the loan agreements could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, the Company might not have sufficient funds or other resources to satisfy its obligations. The Company was in compliance with all of the financial covenants contained in the Company's loan agreements as of December 31, 2015.

Assets pledged

(in thousands of $)	2015	2014
Vessels, net,	1,186,230	861,919